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                                                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 9, 2000 included in OneLink Communications, Inc.'s Form 10-KSB for the year ended December 31, 1999, and to all references to our firm included in this Registration Statement.

                                              LUND KOEHLER COX & ARKEMA, LLP

Minneapolis, Minnesota
March 23, 2000